10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.


Fund
New Jersey Municipal Bond Fund
Security
New Jersey State Transportation Trust Fund Authority
Advisor
EIMCO
Transaction
Date
5/24/2006
Cost
$15,000,000
Offering Purchase
0.54%
Broker
Bear, Stearns & Co. Inc.
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co., Incorporated
Wachovia Securities, LLC"




Fund
Pennsylvania Municipal Bond Fund
Security
Pennsylvania State Turnpike
Advisor
EIMCO
Transaction
Date
6/9/06
Cost
$7,740,000
Offering Purchase
2.06%
Broker
Mesirow Financial, Inc
Underwriting
Syndicate
Members
Mesirow Financial, Inc
Commonwealth Securities and Investments, Inc.
Mellon Financial Markets, LLC.
Wachovia Bank, National Association
PNC Capital Markets, LLC


Fund
New York Municipal Bond Fund
Security
Triborough Bridge and Tunnel Authority
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
$6,235,000
Offering Purchase
3.11%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
UBS Investment Bank
Bear, Stearns & Co. Inc.
Citigroup
JP Morgan
Wachovia Bank, N.A.


Fund
New York Municipal Bond Fund
Security
New York State Environmental Facilities Corporation
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
$3,000,000
Offering Purchase
0.68%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan
Merrill Lynch & Co.
A.G. Edwards
Banc of America Securities LLC
Wachovia Bank, National Association

Fund
Connecticut Municipal Bond Fund
Security
Connecticut State Health and Educational Facilities Authority
Advisor
EIMCO
Transaction
Date
6/13/06
Cost
$1,000,000
Offering Purchase
2.00%
Broker
RBC Capital Markets
Underwriting
Syndicate
Members
RBC Capital Markets
Loop Capital Markets LLC
Wachovia Bank, National Association




Fund
Connecticut Municipal Bond Fund
Security
State of Connecticut
Advisor
EIMCO
Transaction
Date
6/19/06
Cost
$2,000,000
Offering Purchase
0.85%
Broker
M*R*Beal & Company
Underwriting
Syndicate
Members
M*R*Beal & Company
Banc of America Securities LLC
JP Morgan
Loop Capital Markets, LLC
Wachovia Bank, National Association